                                                                 EXHIBIT 10.29.5

RECORDING REQUESTED BY AND
WHEN RECORDED MAIL TO:

Pillsbury Madison & Sutro LLP
725 South Figueroa Street, Suite 1200
Los Angeles, California 90017-5443
Attention:  Robert V. Slattery Jr.



                              SECOND MODIFICATION
                              -------------------
                                      OF
                                      --
                DEED OF TRUST AND ASSIGNMENT OF LEASES AND RENTS
                ------------------------------------------------



     This Modification is made as of August 14, 1997 by FONTANA WATER RESOURCES, INC., a Delaware corporation ("Trustor"), and UNION BANK OF CALIFORNIA, N.A., a
                               -------
national banking association (successor in interest to Union Bank, a California banking corporation) ("Beneficiary").
                       -----------


                                    Recitals
                                    --------

     A. Trustor executed a Deed of Trust and Assignment of Leases and Rents dated as of September 30, 1994 to First American Title Insurance Company, as trustee ("Trustee"), for the benefit of Beneficiary, as amended by a First
          -------
Modification of Deed of Trust and Assignment of Leases and Rents dated as of January 30, 1997 between Trustee and Beneficiary (said Deed of Trust, as so amended, herein called the "Deed of Trust"), covering interests in real property
                            -------------
located in San Bernardino, Riverside and Los Angeles Counties, California, as more particularly described in Exhibit A to the Deed of Trust. The Deed of Trust was recorded (1) in the Official Records of San Bernardino County on October 7, 1994 as instrument number 94412304, (2) in the Official Records of Riverside County on October 6, 1994 as instrument number 388292 and (3) in the Official Records of Los Angeles County on October 13, 1994 as instrument number 94-1872435. Terms defined in the Deed of Trust and not otherwise defined herein have the respective meanings given to such terms in the Deed of Trust. The Deed of Trust secures, among other obligations, all of the obligations of Trustor to Beneficiary under (1) the Amended and Restated Promissory Note dated January 30, 1997 in the maximum principal amount of $30,000,000 made by Trustor in favor of Beneficiary and (2) the Revolving Credit and Term Loan Agreement dated as of September 30, 1994, as amended by the First Amendment to Revolving Credit and Term Loan Agreement dated as of January 30, 1997 (said Agreement, as so amended, herein called the "Credit Agreement"), between Trustor and Beneficiary.
                   ----------------

     B. Concurrently herewith, Trustor and Beneficiary have executed a Second Amendment to Revolving Credit and Term Loan Agreement dated as of August 14, 1997 for the purpose of providing for the issuance of letters of credit by Beneficiary for the account of Trustor.

     C. Trustor and Beneficiary now wish to amend the Deed of Trust to modify certain references therein, and they accordingly agree as set forth below.


                                Modification
                                ------------


     1.   Amendments.  The Deed of Trust is hereby amended as set forth below.
          ----------

          (a) Section 1.2(c) of the Deed of Trust is amended in full to read as follows:


              "(c) Payment of all other moneys agreed or provided to be paid by Trustor herein and/or in the Revolving Credit and Term Loan Agreement dated as of September 30, 1994, as amended by the First Amendment to Revolving Credit and Term Loan Agreement dated as of January 30, 1997 and the Second Amendment to Revolving Credit and Term Loan Agreement dated as of August 14, 1997, between Trustor and Beneficiary, including any further renewals, extensions, modifications, changes and/or amendments thereof (the "Credit
                                                                        ------
     Agreement"), and performance of all other obligations of Trustor contained
     ----------
     herein and/or in the Credit Agreement, including any modifications, changes and/or amendments hereto or thereto; and."


          (b) Section 2.18(a)(i) of the Deed of Trust is amended by adding the punctuation and words ", all Letters of Credit (as defined in the Credit Agreement) have expired" after the word "full."

     2.   Effect of Modification.  On and after the effective date of this
          ----------------------
Modification, each reference in the Deed of Trust to "this Deed of Trust," "hereunder," "hereof," "herein" or any other expression of like import referring to the Deed of Trust, and each reference in the Credit Agreement and the other Credit Documents (as defined in the Credit Agreement) to "the Deed of Trust," "thereunder," "thereof," "therein" or any other expression of like import referring to the Deed of Trust, shall mean and be a reference to the Deed of Trust as amended by this Modification.

     3.   Other Terms Unchanged.  Except as specifically amended above, the Deed
          ---------------------
of Trust shall remain in full force and effect and is hereby ratified and confirmed.

     4.   Headings.  The section headings used herein have been inserted for
          --------
convenience of reference only and do not constitute matters to be considered in interpreting this Modification.

     5.   Execution in Counterparts.  This Modification may be executed in any
          -------------------------
number of counterparts and by the parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.

     6.   Governing Law.  THIS MODIFICATION SHALL BE GOVERNED BY, AND CONSTRUED
          -------------
IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA APPLICABLE TO CONTRACTS MADE AND PERFORMED IN THE STATE OF CALIFORNIA.

     IN WITNESS WHEREOF, Trustor and Beneficiary have executed this Modification as of the date first written above.


                              FONTANA WATER RESOURCES, INC.



                              By:  /s/ Gerald A. Fawcett
                                   ---------------------
                                   Gerald A. Fawcett
                                   President



                              UNION BANK OF CALIFORNIA, N.A.



                              By:  /s/ Richard P. DeGrey, Jr.
                                   --------------------------
                                   Richard P. DeGrey, Jr.
                                   Vice President

State of California        )
                                ) ss.
County of _______________ )



     On _____________, 1997 before me, ________________________, Notary Public, personally appeared JAMES F. VERHEY, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

     WITNESS my hand and official seal.



Signature ______________________



                                              (Seal)

State of California        )
                               ) ss.
County of ______________  )



     On _____________, 1997 before me, _______________________, Notary Public, personally appeared ___________________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

     WITNESS my hand and official seal.



Signature ____________________



                                              (Seal)